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                                                                    EXHIBIT 10.2

                                WILLCOX & GIBBS
                           1988 STOCK INCENTIVE PLAN
               (As Amended and Restated effective March 16, 1995)

    SECTION 1.  PURPOSE.

    The purposes of the Willcox & Gibbs 1988 Stock Incentive Plan (the "Plan") are (i) to enable Willcox & Gibbs, Inc. (the "Company") and Related Companies (as defined below) to attract and retain employees who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees to participate in the long-term success and growth of the Company by giving them an equity interest in the Company, and (ii) to enable the Company to pay part of the compensation of its Outside Directors (as defined in Section 5.2) in options to purchase the Company's Common Stock, thereby increasing such directors' proprietary interest in the Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

    SECTION 2.  TYPES OF AWARDS.

    2.1 Awards under the Plan may be in the form of (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; (iv) Deferred Stock; (v) Loans; and/or (vi) Tax Offset Payments.

    2.2 An eligible officer or employee may be granted one or more types of awards, which may be independent or granted in tandem. If two awards are granted in tandem the award holder may exercise (or otherwise receive the benefit of) one award only to the extent he or she relinquishes the tandem award.

    SECTION 3.  ADMINISTRATION.

    3.1 The Plan shall be administered by the Executive Compensation Committee of the Company's Board of Directors (the "Board") or such other committee of directors as the Board shall designate (the "Committee"), which shall consist of not less than three disinterested persons (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule) who shall serve at the pleasure of the Board. The Chairman of the Board of the Company shall not be appointed to the Committee unless the Company has determined, with the advice of counsel, that he is disinterested.

    3.2 The Committee shall have the following authority with respect to awards under the Plan to officers (including the Chairman of the Board) and employees: to grant awards to eligible officers or employees under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, with respect to awards to officers and employees, the Committee shall have the authority:

    (a) to determine whether and to what extent any award or combination of awards will be granted hereunder, including whether any awards will be granted in tandem with each other;

    (b) to select the officers or employees to whom awards will be granted;

    (c) to determine the number of shares of the common stock of the Company (the "Stock") to be covered by each award granted hereunder;

    (d) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the award are satisfied;

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    SECTION 3.  ADMINISTRATION.  (CONTINUED)
    (e) to determine the treatment of awards upon an award holder's  retirement,
       disability,   death,  termination  for  cause  or  other  termination  of employment or service;

    (f) to determine pursuant to a formula or otherwise the fair market value of the Stock on a given date; provided, however, that if the Committee fails to make such a determination, fair market value shall mean the closing sale price of the Stock on a given date;

    (g) to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the award holder currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the award holder, or that the award holder has no rights with respect to such dividends;

    (h) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of an award holder, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

    (i) to provide that the shares of Stock received as a result of an award shall be subject to a right of first refusal, pursuant to which the holder shall be required to offer to the Company any shares that he or she wishes to sell, subject to such terms and conditions as the Committee may specify;

    (j) to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her consent; and

    (k) to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans, in each case including previously granted options having higher option prices.

    3.3 With respect to awards to Outside Directors (other than awards to the Chairman of the Board granted pursuant to Section 3.2), the Committee shall have authority to interpret the Plan; to adopt, amend, and rescind administrative regulations to further the purposes of the Plan; and to take any other action necessary to the proper operation of the Plan. However, the Committee shall have no discretion to vary the amount or terms of awards as set forth in Section 14, except as provided in Section 4.3.

    3.4 All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

    3.5 The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Securities Exchange Act of 1934. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may award.

    SECTION 4.  STOCK SUBJECT TO PLAN.

    4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,266,667 (subject to adjustment as provided below). Such shares may consist of authorized but unissued shares or treasury shares. The exercise of a Stock Appreciation Right for cash or the payment of any other award in cash shall not count against this share limit. Options with respect to more than 300,000 shares shall not be granted to any officer or employee in any calendar year.

    4.2 To the extent a Stock Option terminates without having been exercised, or an award terminates without the award holder having received payment of the award, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan regardless of whether the forfeiting participant received any benefits of ownership such as dividends from the forfeited award. At no time will the number of shares issued

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    SECTION 4.  STOCK SUBJECT TO PLAN.  (CONTINUED)
under the Plan plus the number of shares estimated by the Committee to be ultimately issued with respect to outstanding awards under the Plan exceed the number of shares authorized under Section 4.1. If the Committee's estimate of the number of shares to be issued with respect to an award is greater than the number of shares actually issued with respect thereto, such excess number of shares shall again be available in connection with future awards under the Plan.

    4.3 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, may be made in the aggregate number of shares reserved for issuance under the Plan, the limitations on individual awards, the number of shares subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award. In the event any change described in this Section 4.3 occurs and an adjustment is made in the outstanding Stock Options, a similar adjustment shall be made in the number and terms of Stock Options granted and to be granted to Outside Directors under Section 14.

    SECTION 5.  ELIGIBILITY.

    5.1 Officers (including the Chairman of the Board) and other employees of the Company or a Related Company are eligible to be granted awards under the Plan. Except as provided in Section 5.2, Outside Directors other than any Outside Director serving as Chairman of the Board are not eligible to be granted awards under the Plan. The officer and employee participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

    5.2 Awards under Section 14 of the Plan shall be made solely to Outside Directors, which term shall mean (i) for purposes of Initial Options granted under Section 14.1, any director of the Company other than one who is an officer or employee of the Company or a Related Company, and (ii) for purposes of Annual Options granted under Section 14.2, any director of the Company other than one who is an officer or employee of the Company, a Related Company, or Rexel, S.A. ("Rexel").

    SECTION 6.  STOCK OPTIONS.

    6.1 The Stock Options awarded to officers and employees under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code or any successor provision thereto; and (ii) Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

    6.2 Subject to the following provisions, Stock Options awarded to officers and employees under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

    (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee; provided, however, that to the extent required to satisfy the exemption requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule), the option price of Stock Options granted to persons subject to Section 16 of the Securities Exchange Act of 1934, shall not be less than 50% of the fair market value of the Stock on the date of the award of the Stock Option.

    (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee.

    (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part.

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    SECTION 6.  STOCK OPTIONS.  (CONTINUED)
    (d) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee or subject to awards hereunder, any other manner permitted by law determined by the Committee, or any combination of the foregoing. The Committee may provide that all or part of the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock or Deferred Stock shall be restricted or deferred in accordance with the original terms of the award in question.

    (e) NO STOCKHOLDER RIGHTS. An optionee shall have neither rights to dividends or other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

    (f) SURRENDER RIGHTS. The Committee may provide that options may be surrendered for cash upon any terms and conditions set by the Committee.

    (g) NON-TRANSFERABILITY. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all Stock Options shall be exercisable only by the optionee.

    (h) TERMINATION OF EMPLOYMENT. If an optionee's employment with the Company or a Related Company terminates by reason of death, disability, retirement, voluntary or involuntary termination or otherwise, the Stock Option shall be exercisable to the extent determined by the Committee. The Committee, may provide that, notwithstanding the option term fixed pursuant to Section 6.2(b), a Stock Option which is outstanding on the date of an optionee's death shall remain outstanding for an additional period after the date of such death.

    6.3 Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) have an option price which is less than 100% of the fair market value of the Stock on the date of the award of the Stock Option, (ii) be exercisable more than ten years after the date such Incentive Stock Option is awarded or (iii) be awarded more than ten years after the effective date of this restatement of the Plan.

    SECTION 7.  STOCK APPRECIATION RIGHTS.

    7.1 A Stock Appreciation Right awarded to an officer or employee shall entitle the holder thereof to receive payment of an amount, in cash, shares of Stock or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of the shares as to which the award is granted on the date of exercise over an amount specified by the Committee. Any such award shall be in such form and shall have such terms and conditions as the Committee may determine.

    7.2 The Committee may provide that a Stock Appreciation Right awarded to an officer or employee may be exercised only within the 60-day period following occurrence of a Change of Control (as defined in Section 16.2). Unless the Committee provides otherwise, in the event of a Change of Control the amount to be paid upon an officer or employee's exercise of a Stock Appreciation Right shall be based on the Change of Control Price (as defined in Section 16.3).

    SECTION 8.  RESTRICTED STOCK.

    Subject to the following provisions, all awards of Restricted Stock to officers and employees shall be in such form and shall have such terms and conditions as the Committee may determine:

    (a) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The vesting of Restricted Stock may be unconditional or may be conditioned upon the

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    SECTION 8.  RESTRICTED STOCK.  (CONTINUED)
       completion of a specified period of service with the Company or a Related Company, upon the attainment of specified performance goals or upon such other criteria as the Committee may determine.

    (b) Stock certificates representing the Restricted Stock awarded to an officer or employee shall be registered in the recipient's name, but the Committee may direct that such certificates be held by the Company on behalf of the recipient. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the recipient until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the officer or employee (or his or her designated beneficiary in the event of death), free of all restrictions.

    (c) The Committee may provide that the officer or employee shall have the right to vote or receive dividends on Restricted Stock. The Committee may provide that Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

    (d) Except as may be provided by the Committee, in the event of an officer's or employee's termination of employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the officer or employee shall be returned to the employee or (ii) a cash payment equal to the Restricted Stock's fair market value on the date of forfeiture, if lower, shall be paid to the officer or employee.

    (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the officer's or employee's Restricted Stock.

    SECTION 9.  DEFERRED STOCK AWARDS.

    Subject to the following provisions, all awards of Deferred Stock to officers and employees shall be in such form and shall have such terms and conditions as the Committee may determine:

    (a) The Deferred Stock award shall specify the number of shares of Deferred Stock to be awarded to any recipient and the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the period, if any, during which the award is subject to forfeiture. The Committee may condition the award of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified performance goals or such criteria as the Committee may determine.

    (b) Except as may be permitted by the Committee, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

    (c) At the expiration of the Deferral Period, the recipient (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock award, (ii) cash equal to the fair market value of such Stock or (iii) a combination of shares and cash, as the Committee may determine.

    (d) Except as may be provided by the Committee, in the event of an officer's or employee's termination of employment before the end of the Deferral Period, his or her Deferred Stock award shall be forfeited.

    (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a Deferred Stock award.

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    SECTION 10.  LOANS.

    The Committee may provide that the Company shall make, or arrange for, a loan or loans to an officer or employee with respect to the exercise of any Stock Option awarded under the Plan, with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder or with respect to any taxes arising from an award hereunder, PROVIDED, HOWEVER, that the Company shall not loan to an officer or employee more than the excess of the purchase or exercise price of an award (together with the amount of any taxes arising from such award) over the par value of any shares of Stock awarded. The Committee shall have full authority to decide whether a loan will be made hereunder and to determine the amount, term and provisions of any such loan, including the interest rate to be charged, whether the loan will be with or without recourse against the borrower, any security for the loan, the terms on which the loan is to be repaid and the conditions, if any, under which the loan may be forgiven.

    SECTION 11.  TAX OFFSET PAYMENTS.

    The Committee may provide for a Tax Offset Payment by the Company to an officer or employee in an amount specified by the Committee, which shall not exceed the amount necessary to pay the federal, state, local and other taxes payable with respect to any award and receipt of the Tax Offset Payment assuming the officer or employee is taxed at the maximum tax rate applicable to such income. The Tax Offset Payment may be paid in cash, Stock or a combination thereof, as determined by the Committee.

    SECTION 12.  ELECTION TO DEFER AWARDS.

    The Committee may permit an officer or employee to elect to defer receipt of an award for a specified period or until a specified event, upon such terms as are determined by the Committee.

    SECTION 13.  TAX WITHHOLDING.

    13.1 Each Outside Director, officer or employee shall, no later than the date as of which the value of an award first becomes includible in such person's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Outside Director, officer or employee.

    13.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an officer or employee may elect to have the withholding tax obligation, or any additional tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to such person with respect to the award or (ii) delivering to the Company shares of unrestricted Stock.

    SECTION 14.  STOCK OPTIONS FOR OUTSIDE DIRECTORS.

    14.1 Each person who is an Outside Director at the close of the 1993 Annual Meeting of Stockholders shall be granted as of such date a Stock Option to purchase 10,000 shares of common stock of the Company (an "Initial Option"). Each person who becomes an Outside Director after such date shall be granted, as an Initial Option as of the date of his or her election as an Outside Director, a Stock Option to purchase 10,000 shares of common stock of the Company.

    14.2 At the close of each annual meeting of stockholders commencing with the 1995 annual meeting, (or in the case of a person who subsequently becomes an Outside Director, commencing with the annual meeting following the grant of such person's Initial Option), if the Company's earnings per share (as certified by the Company's independent auditors) for the immediately preceding fiscal year exceed 110% of the Company's earnings per share (as certified by the Company's independent

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    SECTION 14.  STOCK OPTIONS FOR OUTSIDE DIRECTORS.  (CONTINUED)
auditors) for the fiscal year prior thereto, each Outside Director other than the Chairman of the Board for the preceding year shall be granted an option to purchase 2,500 shares of Common Stock and any Outside Director who served as Chairman of the Board for the preceding year shall be granted an option to purchase 5,000 shares of Common Stock. In the event the Chairman of the Board served in such position for less than the entire preceding year, he shall receive a pro rata portion of the option to purchase 5,000 shares of Common Stock for the portion of the preceding year in which he served as Chairman of the Board, and a pro rata portion of the option to purchase 2,500 shares of Common Stock for the portion of the preceding year in which he served as a non-Chairman Outside Director. Each option granted pursuant to this Section 14.2 shall be referred to as an "Annual Option".

    14.3 Stock Options granted under this Section 14 shall be Non-Qualified Stock Options and shall have the following terms and conditions:

    (a) OPTION PRICE. The option price per share of Stock purchasable under the Stock Option shall be equal to the average of the high and low sale price of the Stock on the date the Stock Option is granted.

    (b) OPTION TERM. The term of the Stock Option shall be ten years, subject to earlier termination in the event of termination of service as a director, as set forth in paragraph (e) below, and subject to earlier or later termination in the event of the director's death, as set forth in paragraph (f) below.

    (c) EXERCISABILITY. Each Initial Option shall become exercisable with respect to 20% of the underlying shares on the first anniversary of the date immediately following the date of grant, and an additional 20% on each subsequent anniversary thereof, provided that the optionee is a director of the Company on such date. Each Annual Option shall become fully exercisable, in whole or in part, on the last business day before the annual meeting which follows the grant of such option, provided the optionee is a director of the Company on such date. Notwithstanding the preceding two sentences, in the event of a Change of Control (as defined in Section 16), each Stock Option granted under this Section 14 shall become fully exercisable and vested.

    (d) METHOD OF EXERCISE. The Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in cash (including cash equivalents) or by delivery of shares of Stock already owned by the optionee for at least six months, or any combination of the foregoing. Shares delivered upon payment of the exercise price shall be valued at the average of the high and low sale prices on the date of exercise.

    (e) TERMINATION OF SERVICE AS DIRECTOR. If an optionee's status as a director of the Company is terminated for cause (as defined below), such director's Stock Options shall terminate on the date of such termination of service. If an optionee's status as a director is terminated for any reason other than death or termination for cause, such director's Stock Options may be exercised only within three months of such termination of service, and only to the extent such Stock Options were exercisable on the date of such termination of service. For purposes of this paragraph, termination for cause shall mean termination on account of any act of fraud or intentional misrepresentation, embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Related Company.

    (f) DEATH OF OPTIONEE. If an optionee's status as a director of the Company is terminated by reason of the optionee's death, such director's Stock Options may be exercised by his or her legal representatives only within 12 months following the director's death and only to the extent such Stock Options were exercisable on the date of such death.

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    SECTION 14.  STOCK OPTIONS FOR OUTSIDE DIRECTORS.  (CONTINUED)
    (g) NON-TRANSFERABILITY. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all Stock Options shall be exercisable only by the optionee.

    (h) NO STOCKHOLDER RIGHTS. An optionee shall have neither rights to dividends nor other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

    (i) LIMITED STOCK APPRECIATION RIGHTS. Each Stock Option under this Section 14 shall be granted in tandem with a Limited Stock Appreciation Right which may be exercised only within the 60-day period following a Change of Control (as defined in Section 16.2) and upon exercise shall entitle the holder to receive payment, for each share as to which the Limited Stock Appreciation Right is exercised, of an amount equal in value to the excess of the Change of Control Price (as defined in Section 16.3) over the exercise price of the related Stock Option. Such Limited Stock
       Appreciation Right shall be payable in cash, except that if a cash payment would be subject to disgorgement under Section 16(b) of the Securities Exchange Act of 1934, such Limited Stock Appreciation Right shall be payable in shares of Stock.

    SECTION 15.  AMENDMENTS AND TERMINATION.

    The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. The provisions of Section 14 shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Amendments may be made without stockholder approval except as required to satisfy Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule) or other regulatory requirements.

    SECTION 16.  CHANGE OF CONTROL.

    16.1 In the event of a Change of Control, unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant:

    (a) all outstanding Stock Options and all outstanding Stock Appreciation Rights awarded under the Plan shall become fully exercisable and vested;

    (b) the restrictions and deferral limitations applicable to any outstanding Restricted Stock and Deferred Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

    (c) to the extent the cash payment of any award is based on the fair market value of Stock, such fair market value shall be the Change of Control Price.

    16.2 A "Change of Control" shall be deemed to occur on:

    (a) the date that any person or group deemed a person under Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, (other than the Company and its subsidiaries as determined immediately prior to that date, an employee benefit plan of the Company or its subsidiaries, or Rexel and its affiliates) in a transaction or series of transactions has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under such Act) of 25% or more of the outstanding securities of the
       Company ("Voting Securities") having the right under ordinary circumstances to vote at an election of the Board;

    (b) the date on which one-third or more of the members of the Board shall consist of persons other than Current Directors (for these purposes, a "Current Director" shall mean any

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    SECTION 16.  CHANGE OF CONTROL.  (CONTINUED)
       member of the Board as of the effective date of the Plan, any Rexel Nominee (as defined in the Investment Agreement, dated as of November 12, 1992, among the Company, Rexel and International Technical Distributors, Inc., as amended from time to time) and any successor of a Current Director whose nomination or election has been approved by a majority of the Current Directors then on the Board); or

    (c) the date of approval by the stockholders of the Company of an agreement providing for (A) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation or (B) the sale or other disposition of all or substantially all the assets of the Company.

    16.3 "Change of Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Tape, or paid or offered in any transaction related to a Change of Control at any time during the 90-day period ending with the Change of Control. Notwithstanding the foregoing sentence, in the case of Stock Appreciation Rights granted in tandem with Incentive Stock Options, the Change of Control Price shall be the highest price paid on the date on which the Stock Appreciation Right is exercised.

    SECTION 17.  GENERAL PROVISIONS.

    17.1 Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

    17.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee of the Company, or of a Related Company, any right to continued employment, and no award shall confer upon any Outside Director any right to continued service as a director.

    17.3 Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

    17.4 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

    SECTION 18.  EFFECTIVE DATE OF PLAN.

    The Plan shall be effective on November 15, 1988, subject to approval by the Company's stockholders. The amendment increasing the number of shares to 2,266,667 shall be effective May 13, 1994, and this amendment and restatement of the Plan shall be effective on March 16, 1995, in each case subject to approval by the Company's stockholders.

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